                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints William S. Daugherty his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead in any and all capacities, to sign the Registration Statement on Form S-3 of Daugherty Resources, Inc. and any amendments thereto, to register 3,417,606 shares of common stock, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: June 16, 2003

                                          /s/ Charles L. Cotterell
                                          --------------------------------------
                                          Charles L. Cotterell

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints William S. Daugherty his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead in any and all capacities, to sign the Registration Statement on Form S-3 of Daugherty Resources, Inc. and any amendments thereto, to register 3,417,606 shares of common stock, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: June 16, 2003

                                          /s/ James K. Klyman
                                          --------------------------------------
                                          James K. Klyman